SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): November 6, 2003
                                                        -----------------





                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)





         Maryland                     1-14788              94-6181186
-----------------------------     ----------------     --------------------
(State or other jurisdiction      (Commission File        (IRS Employer
     of incorporation)                Number)           Identification No.)




                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 655-0220
                                                          ---------------



                                       N/A
                                     -------
         (Former name or former address, if changed since last report):

Item 12. Results of Operations and Financial Condition.

        On November 6, 2003, Capital Trust, Inc. (the "Company") issued a press release reporting the financial results for its fiscal quarter ended September 30, 2003. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 12 disclosure.

        On November 7, 2003, the Company held a conference call to discuss the financial results of the Company for its fiscal quarter ended September 30, 2003. A copy of the transcript of the call is attached to this Current Report as
Exhibit 99.2 and is incorporated herein solely for purposes of this Item 12 disclosure. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.

        The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                            CAPITAL TRUST, INC.


                                            By:/s/ John R. Klopp
                                               ---------------------------------
                                               Name:   John R. Klopp
                                               Title:  Chief Executive Officer




Date: November 12, 2003

                                  Exhibit Index



            Exhibit Number      Description
            --------------      -----------

                 99.1           Press release, dated November 6, 2003

                 99.2 Transcript from third quarter earnings conference call held on November 7, 2003